UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant   ☐

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☐  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

LIBERATED SYNDICATION INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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5001 Baum Blvd, Suite 770
Pittsburgh, Pennsylvania 15213

July 30, 2018

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Liberated Syndication Inc., which will be held on Wednesday, September 12, 2018, starting at 10:30 a.m., Eastern Daylight Time, at Liberated Syndication’s Pair office, 2403 Sidney Street, Suite 210, Pittsburgh, PA 15203. In addition to the matters to be acted upon at the meeting, which are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement, there will be an opportunity for you to ask questions and conduct any other business that may properly come before the Annual Meeting.

Whether or not you plan to attend the meeting, the prompt execution of your proxy card will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitation.

The Proxy Statement contains a more extensive discussion of each proposal and therefore you should read the Proxy Statement carefully. The Board of Directors unanimously recommends that you approve all proposals.

Only stockholders of record at the close of business on July 16, 2018 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person.

Sincerely,

/s/ Christopher J. Spencer
Christopher J. Spencer
Chairman and Chief Executive Officer

The Board encourages stockholders to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to execute your proxy card. The proxy may be revoked at any time before the shares are voted at the meeting. Stockholders who attend the meeting may vote their shares personally even though they have sent their proxies.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions on the proxy card to vote by telephone or Internet.

5001 Baum Blvd, Suite 770
Pittsburgh, Pennsylvania 15213

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 12, 2018

To the Stockholders of Liberated Syndication Inc:

The 2018 Annual Meeting of Stockholders of Liberated Syndication Inc., a Nevada corporation (the “Company”), will be held on Wednesday, September 12, 2018, starting at 10:30 a.m., Eastern Daylight Time, at Liberated Syndication’s Pair office, 2403 Sidney Street, Suite 210, Pittsburgh, PA 15203, for the following purposes:

1.
To elect four directors to serve a one year term from the date of the Annual Meeting of Stockholders, or until their prior resignation or termination and the election and qualification of their successors;

2.
To ratify the selection by the Board of Directors of Sadler, Gibb & Associates, LLC as independent auditors of Liberated Syndication Inc. for the fiscal year ending December 31, 2018;

3.
To approve the Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan;

4.
To amend Liberated Syndication’s articles of incorporation to effect a reverse stock split of Liberated Syndication’s issued and outstanding Common Stock within the range of one-for-two to one-for-ten, only to be used for the purpose of up-listing to NASDAQ or NYSE. (with the exact amount to be determined by Liberated Syndication’s board of directors.)

5.
To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

Our Board of Directors recommends that you vote FOR each of Proposals 1, 2, 3 and 4 above. Our Board of Directors has chosen the close of business on July 16, 2018, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A copy of our proxy statement and a proxy card accompany this notice. These materials will first be mailed to stockholders on or about July 30, 2018.

By Order of the Board of Directors,

/s/ Douglas Polinsky
Douglas Polinsky
Director

July 30, 2018

Important Notice Regarding Availability of Proxy Materials for the Stockholders Meeting
To Be Held September 12, 2018.

The proxy statement and Company’s 2018 annual report to stockholders are available at www.proxyvote.com.

PROXY STATEMENT TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	1
EXECUTIVE OFFICERS	6
CORPORATE GOVERNANCE	6
Board Leadership Structure and Risk Oversight	6
Committees of the Board of Directors	7
Communicating Concerns to Directors	7
Board and Committee Meetings	8
Nominating Committee Report	8
Audit Committee Report	9
Compensation Committee Interlocks and Insider Participation	10
DIRECTOR COMPENSATION	11
PROPOSAL NO. 1 – ELECTION OF DIRECTORS	12
PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.	13
PROPOSAL NO. 3 – APPROVAL OF THE LIBERATED SYNDICATION INC. 2018 OMNIBUS EQUITY INCENTIVE PLAN.	14
PROPOSAL NO. 4 – TO AMEND LIBERATED SYNDICATION’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF LIBERATED SYNDICATION’S ISSUED AND OUTSTANDING COMMON STOCK WITHIN THE RANGE OF ONE-FOR-TWO TO ONE-FOR TEN TO BE USED ONLY FOR THE PURPOSE OF UP-LISTING TO NASDAQ OR NYSE (WITH THE EXACT AMOUNT TO BE DETERMINE BY LIBERATED SYNDICATION’S BOARD OF DIRECTORS).	16

PROXY STATEMENT

Annual Meeting of Stockholders
To Be Held on September 12, 2018

GENERAL INFORMATION

This proxy statement is being furnished to the stockholders of Liberated Syndication Inc. (libsyn), a Nevada corporation, in connection with the solicitation of proxies on behalf of the Board of Directors of libsyn for use at libsyn’s Annual Meeting of Stockholders and any and all adjournments or continuations of the annual meeting, to be held Wednesday, September 12, 2018, starting at 10:30 a.m., Eastern Daylight Time, at Liberated Syndication’s Pair office, 2403 Sidney Street, Suite 210, Pittsburgh, PA 15203, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  These materials will be first mailed to stockholders on or about July 30, 2018.

When we use “libsyn,” “Liberated Syndication,” “we,” “us,” “our” or the “Company,” we are referring to Liberated Syndication Inc.

 This Proxy Statement is also available at: www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters described in this proxy statement. These actions include: (i) the election of four directors to serve a one year term from the date of the Annual Meeting of Stockholders, or until their prior resignation or termination and the election and qualification of their successors; (ii) the ratification of Sadler, Gibb & Associates, LLC as independent auditors of Liberated Syndication Inc. for the fiscal year ending December 31, 2018; (iii) to approve the 2018 Omnibus Equity Incentive Plan; and (iv) to amend Liberated Syndication’s articles of incorporation to effect a reverse stock split of Liberated Syndication’s Common Stock within a range of one-for-two to one-for-ten, with the exact amount to be determine by the Board of Directors. An additional purpose of the Annual Meeting is to transact any other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

Who can attend the annual meeting?

All stockholders of record at the close of business on the record date, or their duly appointed proxies, may attend the annual meeting. Our Board of Directors has chosen the close of business on July 16, 2018, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

What proposals will be voted on at the annual meeting?

Stockholders will vote on four proposals at the annual meeting:

●
the election of four directors to serve a one year term from the date of the Annual Meeting, or until their prior resignation or termination and the election and qualification of their successors;
●
the ratification of Sadler, Gibb & Associates, LLC as independent auditors of Liberated Syndication Inc. for the fiscal year ending December 31, 2018;

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●
To approve the Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan;
●
To amend Liberated Syndication’s articles of incorporation to effect a reverse stock split of Liberated Syndication’s issued and outstanding Common Stock within the range of one-for-two to one-for-ten, only to be used for the purpose of up-listing to NASDAQ or NYSE. (with the exact amount to be determined by Liberated Syndication’s board of directors.)

What is the reverse stock split and why is it necessary?

Following the effective date of the reverse stock split, each Liberated Syndication stockholder will own a reduced number of shares of Liberated Syndication common stock. The reverse stock split will affect all of the Liberated Syndication stockholders uniformly and will not, in and of itself, affect any Liberated Syndication stockholder’s percentage ownership interests in Liberated Syndication, except to the extent that the reverse stock split results in any of the Liberated Syndication stockholders owning a fractional share.

It is expected that immediately prior to the effective time of an initial listing with NASDAQ, the Company will effect a reverse stock split. The NASDAQ Stock Market LLC requires the company to comply with the initial listing standards of the applicable NASDAQ market to be listed on such market. The NASDAQ Capital Market’s initial listing standards require a company to have, among other things, a $4.00 per share minimum bid price. Because the current per share price of Liberated Syndication’s common stock is less than $4.00, the reverse stock split is necessary to meet the minimum bid listing requirement.

What are the Board’s recommendations?

Our Board recommends that you vote:

●
FOR the election of four nominated directors;
●
FOR the ratification of Sadler, Gibb & Associates, LLC as independent auditors of Liberated Syndication Inc. for the fiscal year ending December 31, 2018;
●
FOR The approval of the 2018 Omnibus Equity Incentive Plan;
●
FOR the amendment of Liberated Syndication’s articles of incorporation to effect a reverse stock split, only to be used for the purpose of up-listing to NASDAQ or NYSE, with the exact amount to be determined by the Board of Directors.

  Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on July 16, 2018, which we refer to as the “record date,” are entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 29,776,974 shares of our common stock outstanding. Holders of common stock as of the record date are entitled to one vote for each share held for each of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, Issuer Direct Corp, you are considered, with respect to those shares, the “stockholder of record.” The proxy statement and proxy card have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The proxy statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

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How do I vote my shares?

All stockholders who receive proxy materials will receive instructions for voting by mail, telephone, or by using the Internet.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of one-third of the shares of the common stock entitled to vote. Under Nevada law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting.

What is a broker “non-vote” and what is its effect on voting?

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting authority with respect to that item and has not received instructions from the beneficial owner. Generally, shares held by brokers who do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers are not counted or deemed to be present or represented for purposes of determining whether stockholders have approved that matter. More specifically, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting and, therefore, do not have an effect on the outcome of any of the proposals.

What is required to approve each item?

●
For Proposal 1 (election of directors), a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected). Abstentions are not counted for purposes of the election of directors.
●
For Proposal 2 (ratification of the selection of the independent auditors), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.
●
For Proposal 3 (2018 Omnibus Equity Incentive Plan) the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.
●
For Proposal 4 (amendment of the Company’s articles of incorporation to effect a reverse stock split of the Company’s Common Stock) the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.
●
For any other matters (other than the election of directors) on which stockholders of libsyn are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations on the items listed in the Notice of Annual Meeting. In addition, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

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Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

●
filing with us a written notice of revocation of your proxy,
●
submitting a properly signed proxy card bearing a later date,
●
voting in person at the annual meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered under different names or are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, please sign and return all proxy cards, or if you choose, vote by telephone or through the Internet using the personal identification number printed on each proxy card. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Issuer Direct Corp.

Who paid for this proxy solicitation?

This proxy solicitation is made by the Company. The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies will be borne by us.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of this Proxy Statement, we will promptly deliver it to you upon your request in one of the following manners:

●
by sending a written request by mail to:

Liberated Syndication Inc.
Attn: Chief Financial Officer
5001 Baum Blvd, Suite 770
Pittsburgh, PA 15213

●
by calling our Chief Financial Officer, at (412) 621-0902.

 If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request household mailings, you may do so by contacting the Chief Financial Officer, at (412) 621-0902.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings and proxy materials electronically through the Internet. To consent to electronic delivery, you must vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

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Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time and resume receiving stockholder communications in print form.

What are the requirements for presenting stockholder proposals?

Stockholders may submit proposals on matters appropriate for stockholder action at our annual meeting, including the submission of nominees for election to the Board of Directors, consistent with regulations adopted by the Securities and Exchange Commission (the “SEC”) and our Bylaws. For such proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2019 annual meeting, we must receive them not later than January 2, 2019, or such later date as we may specify in our SEC filings. Your proposals should be addressed to Liberated Syndication Inc at 5001 Baum Blvd, Suite 770, Pittsburgh, PA 15213, Attn: Corporate Secretary.

We anticipate that proxies solicited in connection with our 2018 Annual Meeting will confer discretionary authority to vote on matters, among others, of which we do not receive notice prior to March 1, 2018.

Am I entitled to dissenter’s rights?

Under Nevada law, stockholders are not entitled to dissenter’s rights in connection with any of the matters described in this proxy statement.

What are the interests of the Company’s directors and officers in the matters to be acted upon?

Except as indicated below, none of our directors, executive officers, or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Chief Financial Officer:

●
by mail, to:

Liberated Syndication Inc.
Attn: Chief Financial Officer
5001 Baum Blvd, Suite 770
Pittsburgh, PA 15213

●
by telephone, at (412) 621-0902

EMERGING GROWTH COMPANY STATUS

We are an “emerging growth company” under applicable federal securities laws and therefore are permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this 2018 Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 and rules of the SEC, including the scaled executive compensation disclosure. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our Named Executive Officers (as defined herein) or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (1) the last day of the fiscal year in which we have total annual gross revenues of $1 billion or more, (2) December 31, 2021, (3) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years, or (4) the date on which we are deemed to be a large accelerated filer under the rules of the SEC.

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EXECUTIVE OFFICERS

The following table sets forth:

●
the names of our current executive officers,
●
their ages as of the record date for the annual meeting and
●
the capacities in which they currently serve libsyn:

Name	Age	Position(s)	Officer Since
Christopher J. Spencer	49	Chief Executive Officer and Director	2012
John Busshaus	55	Chief Financial Officer	2012

See “Proposal No. 1 — Election of Directors” for biographical information regarding Mr. Spencer and each of our other current directors.

John Busshaus has served Chief Financial Officer of the Company since its inceptions on September 29, 2015. Mr. Busshaus has served as Chief Financial Officer of Future Healthcare of America since June 22, 2012. Mr. Busshaus has served as the Chief Financial Officer of FAB Universal Corp. since January 29, 2007. From 2004 to 2006, Mr. Busshaus was an independent business consultant. Mr. Busshaus’ efforts were assisting organizations with the implementation of Sarbanes Oxley, filing of SEC reports, and taking a company through an IPO. Mr. Busshaus worked for Talanga International from 2001 to 2004, where he was the Chief Financial Officer for the company. From 1999 to 2000, Mr. Busshaus worked for Mellon Bank as Controller and Vice President and was responsible for strategic planning and managing the annual and monthly budgeting within Global Security Services. From 1994 to 1998, Mr. Busshaus worked for PepsiCo as Senior Business Planner, and was responsible for annual and quarterly budgets planning, as well as weekly, monthly, and quarterly reporting of results. As a member of management, Mr. Busshaus' efforts contributed to the revenue growth and market share increases in a market that was categorized as saturated.

CORPORATE GOVERNANCE

We uphold a set of basic values to guide our actions and are committed to maintaining the highest standards of business conduct and corporate governance. We have adopted a Code of Business Conduct and Ethics for directors, officers (including our principal executive officer and principal financial officer) and employees, which, in conjunction with our Articles of Incorporation, Bylaws and Board of Directors committee charters, form the framework for governance of libsyn. The Code of Ethics and Business Conduct can be found on our website at: investor.libsyn.com. Also, the Code of Ethics and Business Conduct, Board of Directors committee charters, Bylaws and Articles of Incorporation are available at our corporate offices. Stockholders may request free printed copies of these documents from:

Liberated Syndication Inc.
Attn: Secretary
5001 Baum Blvd., Suite 770
Pittsburgh, PA 15213
(412) 621-0902

Board Leadership Structure and Risk Oversight

Our company is led by Mr. Christopher Spencer, who has served as chief executive officer and member of the Board of Directors since inception of the Company. Our Board of Directors is comprised of Mr. Spencer and three independent directors. The Board has four standing independent committees—the audit, compensation, nominating, and corporate governance and risk committees. Each of the Board committees is comprised solely of independent directors. Our risk committee is responsible for overseeing risk management, and our full Board regularly engages in discussions of risk management. Each of our other Board committees also considers the risk within its area of responsibilities. Our corporate governance guidelines provide that our non-management directors will meet in executive session at each Board meeting.

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Our corporate leadership structure is commonly utilized by other public companies in the United States, and we believe that this leadership structure has been effective for the Company. We believe that having the roles of Chairman and CEO as one person, and only independent Board members for each of our Board committees, provides the right form of leadership for our Company. We believe that our Chairman and CEO, together with the risk committee, the audit committee and the full Board of Directors, provide effective oversight of the risk management function.

Committees of the Board of Directors

The Board of Directors has adopted written charters for two standing committees: the Nominating Committee and the Audit Committee. The Board has determined that all members of the Nominating and Audit Committees are independent and satisfy the relevant SEC independence requirements for members of such committees.

Nominating Committee.    The Nominating Committee currently consists of Mr. Polinsky as chair, Mr. Yevstifeyev, and Mr. Smith. This committee provides assistance to the Board in identifies individuals qualified to become members of the Board of Directors consistent with Board criteria. The committee also oversees the evaluation of the Board of Directors and management.

Audit Committee.    The Audit Committee currently consists of Mr. Yevstifeyev, as chair, Mr. Polinsky and Mr. Smith. Mr. Yevstifeyev, the Board of Directors has determined, is an “audit committee financial expert” as defined under SEC rules. This committee oversees the integrity of our financial statements, disclosure controls and procedures, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the qualifications and independence of the independent auditors and the performance of our internal audit function and independent auditors, and the quarterly reviews and annual independent audit of our financial statements. The Audit Committee’s report appears hereafter. Our independent auditors report directly to the Audit Committee.

We will provide a free printed copy of any of the charters of any Board committee to any stockholder on request.

Compensation Committee.    The Compensation Committee currently consists of Mr. Smith, as chair, Mr. Yevstifeyev, and Mr. Polinsky. This committee provides assistance to the Board of Directors in overseeing our compensation policies and practices. It reviews and approves the compensation levels and policies for the Board of Directors; reviews and approves corporate goals and objectives with respect to CEO compensation and, based upon these evaluations, determines and approves the CEO’s compensation. The Compensation Committee also has the responsibility to provide the report to stockholders on executive officer compensation.

Communicating Concerns to Directors

The non-employee directors have established procedures to enable anyone wishing to communicate with our Board of Directors in the following way:

Writing to the directors, at the following address:

Board of Directors
Liberated Syndication Inc.
c/o Corporate Secretary
5001 Baum Blvd
Suite 770
Pittsburgh, PA 15213

The Audit Committee has established procedures for employees who have a concern about our accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Audit Committee in one of the following ways:

●
Calling the whistle blowing hotline @ (877) 350-0004
●
Writing to the Audit Committee, at the following address:

Chair of the libsyn Audit Committee
5001 Baum Blvd
Suite 770
Pittsburgh PA 15213

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The Hotline service will forward any communications related to our accounting, internal accounting controls, or auditing matters to the Chair of the Audit Committee. Communications may be anonymous.

Board and Committee Meetings

We encourage but do not require Board member attendance at our Annual Meeting. The Audit Committee held four meeting in fiscal 2017.  Each director attended at least 75% of the aggregate of the total number of board and applicable committee meetings.

Nominating Committee Report

The Nominating Committee provides assistance to the Board in evaluating and selecting director nominees of the Company to be considered for election at the annual meeting of stockholders and takes such other actions within the scope of its charter as the committee deems necessary or appropriate.

The Nominating Committee has responsibility for identifying and evaluating new nominees to the Board. In evaluating director nominees, the committee will, as described in the committee’s charter, consider various criteria, including relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws.  In addition, directors must have time available to devote to Board activities and to enhance their knowledge of our business. We therefore seek to attract and retain qualified directors who have sufficient time to devote to their responsibilities and duties to us and our stockholders.

Between annual meetings of stockholders, the Board may elect directors to serve until the next annual meeting. Nominees for directorship will be selected by the Nominating Committee, in accordance with the policies and principles in its charter, and nominated by the Board for stockholder elections. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential director nominees, although we may do so in the future.

To date, we have not received any recommendations from stockholders requesting the Board or any of its committees to consider a nominee for inclusion among the Board’s slate of nominees in our proxy statement for our annual meeting. However, our stockholders may recommend director nominees, and the committee will consider nominees recommended by stockholders. A stockholder wishing to submit such a recommendation should send a letter to the Corporate Secretary at our principal executive offices in accordance with the provisions of our Bylaws and the provisions set forth in the Questions and Answers about the Annual Meeting section under the question, “What are the requirements for presenting stockholder proposals?” The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a stockholder and provide a brief summary of the nominee’s qualifications, including such information about the nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had such nominee been nominated by the Board, as well as contact information for both the nominee and the stockholder. Nominees should at a minimum have relevant business and financial experience and must be able to read and understand fundamental financial statements. We anticipate that nominees recommended by stockholders will be evaluated in the same manner as nominees recommended by anyone else, although, the committee may prefer nominees who are personally known to the existing directors and whose reputations are highly regarded. The committee will consider all relevant qualifications as well as our needs in terms of compliance with listing standards and SEC rules.

All of the nominees for directors being voted upon at the annual meeting are directors standing for reelection.

The Nominating and Corporate Governance Committee assisted the Board and each of its committees in conducting self-evaluations of their functioning and effectiveness.

Nominating Committee Douglas Polinsky Denis Yevstifeyev J. Greg Smith

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Audit Committee.    The Audit Committee currently consists of Denis Yevstifeyev as chair, Douglas Polinsky, and J. Gregory Smith. Mr. Yevstifeyev, the Board of Directors has determined, is an “audit committee financial expert” as defined under SEC rules. This committee oversees the integrity of our financial statements, disclosure controls and procedures, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the qualifications and independence of the independent auditors and the performance of our internal audit function and independent auditors, and the quarterly reviews and annual independent audit of our financial statements. The Audit Committee’s report appears hereafter. Our independent auditors report directly to the Audit Committee.

The Board of Directors has determined that each of J. Gregory Smith, Denis Yevstifeyev and Douglas Polinsky has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and satisfies the independence requirements required by the SEC.

Audit Committee Report

The Committee acts pursuant to a written charter that was approved by the Board of Directors. The Audit Committee oversees our financial reporting process on behalf of the Board. Our management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements with our management, including a discussion of the quality, not just the acceptability, of the accounting principles used; the reasonableness of significant judgments made; and the clarity of the disclosures in the financial statements.

The Audit Committee reviewed with Gregory & Associates, LLC (“Gregory”), our independent auditors for the year ended December 31, 2017, which is responsible for expressing an opinion on the conformity of the consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by Statement on Auditing Standards No. 61, other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations. In addition, the committee has discussed with Gregory, the firm’s independence from libsyn, including the matters in the letter from Gregory required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with Gregory’s independence.

The Audit Committee discussed with Gregory the overall scope and plans for its audit. The committee met with Gregory with and without management present, to discuss the results of their examinations; their evaluations of our internal control, including internal control over financial reporting; and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements and management’s assessment of the effectiveness of our internal control over financial reporting, together with Gregory’s report, be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC.

The Audit Committee has selected Sadler, Gibb & Associates, LLC (“Sadler, Gibb”) to audit our 2018 consolidated financial statements and will meet and discuss with Sadler, Gibb the foregoing matters with respect to their engagement.

Audit Committee Denis Yevstifeyev, Chair Douglas Polinsky J. Gregory Smith

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Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between the Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

Summary Compensation Table

The following sets forth the compensation of libsyn’s Chief Executive Officer during fiscal 2017, and the other persons who served as executive officers during fiscal 2017. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2017.

SUMMARY COMPENSATION TABLE – FISCAL 2017

Name and principal position	Salary ($)	Bonus ($)	Stock awards ($)	Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Christopher Spencer – Chief Executive Officer
2017	400,000	-	2,392,000	-	-	2,792,000
2016	400,000	150,000	-	-	-	550,000
2015	400,000	-	-	-	-	400,000
John Busshaus – Chief Financial Officer
2017	350,000	-	1,968,000	-	-	2,318,000
2016	350,000	125,000	-	-	-	475,000
2015	350,000	-	-	-	-	350,000

The bonuses represent discretionary awards during the respective year by the compensation committee and the board of directors.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards for the named executive officers as of December 31, 2017.

Grants of Plan-Based Awards for 2017

There were no plan-based equity awards made to our named executive officers during fiscal 2017.

Option Exercises and Stock Vested

There were no option exercises or restricted stock that vested during fiscal 2017 for the named executive officers.

Pension Benefits

The Company does not have any plans that provide for payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

The Company does not have a deferred compensation plan for its executive officers.

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Other Potential Post-Employment Payments

As of December 31, 2017, there were no named executive officers with employment contracts that require or required severance or other post-employment payments.

DIRECTOR COMPENSATION

In 2017, we paid our non-employee directors a cash retainer and restricted stock awards. In 2018, the Board of Directors will consider stock options or other appropriate equity incentive grants to the outside directors. We reimburse directors for out-of-pocket expenses they incur when attending meetings of the Board. Salaried executives who serve as directors are not paid for their services as directors and accordingly, Christopher Spencer is not included in the director compensation table below.

The following table sets forth the compensation we paid our non-employee directors in 2017. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2017.

DIRECTOR COMPENSATION TABLE – FISCAL 2017

All outside directors are entitled to base annual cash compensation of $36,000, which we pay monthly.

Name	Fees earnedor paidin cash($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total($)
Doug Polinsky	42,000	448,000	0	0	0	0	490,000
J. Gregory Smith	42,000	448,000	0	0	0	0	490,000
Denis Yevstifeyev	42,000	448,000	0	0	0	0	490,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of June 1, 2018 regarding the beneficial ownership of our common stock, for:

●
each person (or group of affiliated persons) who, insofar as we have been able to ascertain, beneficially owned more than 5% of the outstanding shares of our common stock;
●
each director;
●
each named executive officers; and
●
all directors and executive officers as a group.

We relied on information received from each stockholder as to beneficial ownership, including information contained on Schedules 13D and 13G and Forms 3, 4 and 5.  As of June 1, 2018 there were 29,776,974 shares of common stock outstanding.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
5% Stockholders:
Zhang Hongcheng	2,332,200	7.8%
Kevin Martin	1,561,114	5.2%
Directors:
Douglas Polinsky	504,241	1.7%
J. Gregory Smith	541,000	1.8%
Denis Yevstifeyev	500,000	1.7%
Executive Officers:
Christopher Spencer, Chief Executive Officer	2,834,392	9.5%
John L. Busshaus, Chief Financial Officer	2,207,524	7.4%
All directors and executive officers as a group (5 persons)	6,587,157	22.1%

(1)	The address of each director and officer is c/o Liberated Syndication Inc, 5001 Baum Blvd. Suite 770, Pittsburgh, Pennsylvania 15213.

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CHANGES IN CONTROL

There are no known arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Legal Proceedings

Libsyn is involved in routine legal and administrative proceedings and claims of various types. We have no material pending legal or administrative proceedings, other than ordinary routine litigation incidental to our business, to which we or any of our subsidiaries are a party or of which any property is the subject. While any proceeding or claim contains an element of uncertainty, management does not expect that any such proceeding or claim will have a material adverse effect on our results of operations or financial position.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our directors hold office until the end of their respective terms or until their successors have been duly elected and qualified. Our executive officers are appointed by the Board of Directors and serve at the discretion of the Board.

Nominees for Election as Directors

At the time of the Annual Meeting, the Board will consist of four members: Christopher Spencer, J. Gregory Smith, Denis Yevstifeyev, and Douglas Polinsky. At the Annual Meeting, the stockholders will elect four directors to serve a one-year term, or until their prior resignation or termination and the election and qualification of their successors.

The Board proposes that the four individuals listed below be elected as directors. The nominees have consented to serve if elected to the Board. In the event that one or more of the nominees is unable to serve as director at the time of the Annual Meeting (which is not expected), proxies with respect to which no contrary direction is made will be voted FOR such substitute nominee(s) as shall be designated by the Board to fill the vacancy or vacancies.

The names of the nominees, together with certain information about them, are set forth below:

Name	Age	Position with libsyn	Director Since
Christopher Spencer	49	Director and CEO	2015
J. Gregory Smith	49	Director	2015
Douglas Polinsky	59	Director and Chairman of Audit Committee	2015
Denis Yevstifeyev	36	Director	2015

Christopher Spencer has served as our Chief Executive Officer, President and as a director of the Company since its inceptions on September 29, 2015. Mr. Spencer has served as Chief Executive Officer, President, and a director of Future Healthcare of America since June 22, 2012. Mr. Spencer has served as Chief Executive Officer, President, and a director of FAB Universal Corp. since February 7, 2001. From 1994 until 1996, Mr. Spencer founded and worked for ChinaWire, Inc., a high-technology company engaged in financial remittance between international locations and China. Mr. Spencer worked for Lotto USA, Inc. from 1992-1994, where he was founder and Chief Executive Officer for the Pennsylvania computer networking company. From 1990 until 1992, Mr. Spencer worked for John Valiant, Inc., and was responsible for business concept development and obtaining financing.

Douglas Polinsky has served as a Director of Libsyn since its inceptions on September 29, 2015. Mr. Polinsky has served as a Director of Future Healthcare of America since June 22, 2012. Mr. Polinsky has served as a Director of FAB Universal Corp. since October 2007. Mr. Polinsky serves as the President of Great North Capital Corp., a Minnesota-based financial services company he founded in 1995. Great North advises corporate clients on capital formation and other transaction-related financial matters. Mr. Polinsky earned a Bachelor of Science degree in Hotel Administration at the University of Nevada at Las Vegas.

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Greg Smith has as a Director of the Company since its inceptions on September 29, 2015. Mr. Smith has served as a Director of Future Healthcare of America since on June 22, 2012. Mr. Smith has served as a Director of FAB Universal Corp. since October 2007. Mr. Smith is an award-winning producer and entrepreneur with over 10 years of experience in Non-Fiction Television. In 2000, Mr. Smith established The Solution Film Group, LLC and acts as the Company’s President. Mr. Smith provides professional production and editorial support for various forms of non-fiction television entertainment, including the direction of media projects from development through production and post-production. His clients include Discovery Channel, Science Channel, Discovery HD Theater, Animal Planet, The Military Channel, PBS, and Discovery Networks International. Mr. Smith most recently won an Emmy in 2006 for the Discovery Channel’s animated special Before the Dinosaurs. His other awards for excellence in production and editing include Emmys for the Discovery Channel’s Walking with Prehistoric Beasts and Allosaurus: A Walking with Dinosaurs Special. From 1997 to 2000, Mr. Smith worked for Discovery Communications, Inc. in the capacity of Supervising Producer from January 1998 to November 2000, and Producer/Editor from October 1997 to January 1998. From 1995 to 1996, Mr. Smith worked for Discovery Channel Pictures serving as Assistant Editor from March 1996 to October 1997, and Production Assistant from September 1995 to March 1996. From 1994 to 1995, Mr. Smith worked for Crawford Communications in Atlanta, Georgia as a Manager of Satellite Services for The Learning Channel.

Denis Yevstifeyev has served as a Director of the Company since its inceptions on September 29, 2015. Mr. Yevstifeyev has served as a Director of Future Healthcare of America since June 22, 2012. Mr. Yevstifeyev has served as a Director of FAB Universal Corp since October 2007. From December 2017 to present, Mr. Yevstifeyev served as Vice President of Financial Planning & Analysis and Procurement for Dream Center Education Holdings. From 2009 to 2012, and from 2015 to 2017, Mr. Yevstifeyev served as the Director of Financial Planning & Analysis for Education Management Corporation – Online Higher Education. From 2012 to 2015, Mr. Yevstifeyev owned and operated his commercial printing company. From 2007 to 2008, Mr. Yevstifeyev served as Sr. Financial Reporting Analyst for American Eagle Outfitters, Inc., in Pittsburgh. His duties included: preparing and analyzing various internal and external financial reports; researching new accounting pronouncements and evaluating any impact on the financial statements. He also reviewed accounting workpapers and prepared the company’s SEC filings for forms 8-K, 10-Q and 10-K. From 2005 to 2007, Mr. Yevstifeyev worked for Schneider Downs, Inc., where he worked on Sarbanes-Oxley compliance engagements. In 2005, Mr. Yevstifeyev graduated with a Bachelor of Science degree in Business from Washington and Jefferson College. He also graduated with honors from the Moscow Bank College of the Central Bank of Russia in Moscow with a degree in Finance in 2000. From 2002 to 2003, Mr. Yevstifeyev served as the Settlement Department Manager for SDM BANK in Moscow, where he dealt with domestic and international corresponding banks, among other responsibilities.
Your Board of Directors unanimously recommends a vote FOR the election of Messrs.  Spencer, Polinsky, Smith, and Yevstifeyev.

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.

The Audit Committee has selected Sadler, Gibb as auditors to examine the financial statements of Liberated Syndication Inc. for fiscal 2018 and to perform other appropriate accounting services and are requesting ratification of such appointment by the stockholders. Sadler, Gibb did not audit our financial statements for the calendar year ended December 31, 2017.

A representative from Sadler, Gibb is not expected to attend the 2018 Annual Meeting.

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Audit and Non-Audit Fees

The following table summarizes the fees paid or payable to Gregory for services rendered for the fiscal years ended December 31, 2017 and 2016. Audit fees include the cost of our annual audit and our subsidiaries including the costs of quarterly reviews, and SEC filings requiring the consents of our independent auditor.  The Audit Committee approved 100% of the fees for 2017 and 2016.

	Fiscal Year 2017	Fiscal Year 2016
Audit fees	$70,000	$45,000
Audit-related fees	-	-
Tax Fees	-	-
All other fees		-
Total	$70,000	$45,000

The Audit Committee is informed of and approves all services that Sadler, Gibb provides. The Audit Committee pre-approves the annual audit fee, tax services, and non-routine SEC filing reviews, as well as the fees for all large projects that are expected to cost more than $50,000. In addition, it has pre-approved $100,000 for items that relate to routine accounting consultations related to items such as new accounting pronouncements, routine SEC filings requiring consents, and routine tax consultations. Upon performance of such services, the Audit Committee is informed of and approves the matters to which such consultations relate. Upon approval by the Audit Committee, the amount is added back to the pre-approved $100,000.

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required.

If stockholders do not ratify the appointment of Sadler, Gibb, the adverse vote will be considered a directive to the Audit Committee to select other auditors for the next fiscal year.

Your Board of Directors unanimously recommends a vote FOR ratification of the appointment of Sadler, Gibb & Associates, LLC as Liberated Syndication Inc.’s independent auditors.

PROPOSAL NO. 3 – APPROVAL OF THE LIBERATED SYNDICATION INC. 2018 OMNIBUS EQUITY INCENTIVE PLAN.

The Board of Directors recommends stockholder approval of the 2018 Omnibus Equity Incentive Plan (the “2018 Plan”) for the issuance of up to 3,000,000 shares.  The 2018 Plan shall be administered by the Compensation Committee of the Company. A copy of the full text of the 2018 Plan is included as Annex A to this Proxy Statement.

The Compensation Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to (i) determining which Employees, Directors or Consultants shall receive an Award, (ii) the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Compensation Committee), (iii) what type of Award shall be granted, (iv) the term of an Award, (v) the date or dates on which an Award vests, (vi) the form of any payment to be made pursuant to an Award, (vii) the terms and conditions of an Award (including the forfeiture of the Award, and/or any financial gain, if the Holder of the Award violates any applicable restrictive covenant thereof), (viii) the Restrictions under a Restricted Stock Award, (ix) the number of Shares which may be issued under an Award, (x) Performance Goals applicable to any Award and certification of the achievement of such goals, and (xi) the waiver of any Restrictions or Performance Goals, subject in all cases to compliance with applicable laws.

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The Company shall make awards pursuant to the 2018 Plan upon determinations of the Compensation Committee as to which of the eligible persons shall be awarded, the type of award, the number of shares to be awarded and the term during which any such awards may be exercised. At all times, a majority of the members of the Compensation Committee making determinations about the awards to employees must be disinterested in the award being made.

Awards will expire no later than ten years from the date of grant. Vested awards generally will terminate upon the first to occur of: (1) expiration of the award; or (2) ninety (90) days following the participant’s termination of employment.

All employees, non-employee directors and any other persons providing valuable services to the Company are eligible to receive awards. Incentive Stock Options under the 2018 Plan may only be granted to such employees of the Company or any subsidiary thereof, as selected by the Compensation Committee. Non-Qualified Stock Options and other stock awards may be granted to employees, non-employee directors and any other persons providing valuable services to the Company.

In selecting the employees or other persons to whom stock awards shall be granted, as well as determining the number of shares subject to each award, the Compensation Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of the 2018 Plan. An awardee who has been granted an award may, if he or she is otherwise eligible, be granted an additional award or awards if the Compensation Committee shall so determine.

No award may be granted under the 2018 Plan later than the expiration of 10 years from the effective date of the 2018 Plan. No awards have been granted under the 2018 Plan and no determination has been made as to who will receive an award if the 2018 Plan is approved by the shareholders.

Because benefits under the 2018 Option Plan will depend on the Compensation Committee’s actions and the fair market value of our common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the 2018 Plan is approved by our shareholders.

We are seeking your approval for the 2018 Plan. If stockholder approval is not obtained, no Incentive Stock Options may be granted under the 2018 Plan.

The Board of Directors believes that it is in our best interests to be able to continue to provide a means by which our employees, including officers, may increase their equity ownership in Libsyn and thereby to provide them with an incentive to enhance stockholder returns. At this time, there are no plans, proposals or arrangements, written or otherwise, to grant any of the authorized awards under the 2018 Plan.

 Stockholder Approval

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the 2018 Omnibus Equity Incentive Plan.

Your Board of Directors unanimously recommends a vote FOR approval of the 2018 Omnibus Equity Incentive Plan.

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PROPOSAL NO. 4 – TO AMEND LIBERATED SYNDICATION’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF LIBERATED SYNDICATION’S ISSUED AND OUTSTANDING COMMON STOCK WITHIN THE RANGE OF ONE-FOR-TWO TO ONE-FOR TEN TO BE USED ONLY FOR THE PURPOSE OF UP-LISTING TO NASDAQ OR NYSE (WITH THE EXACT AMOUNT TO BE DETERMINE BY LIBERATED SYNDICATION’S BOARD OF DIRECTORS).

The Board of Directors has unanimously adopted a resolution declaring advisable and recommending to the stockholders for their approval a proposal to amend the Company’s articles of incorporation, to effect a reverse stock split of Liberated Syndication’s issued and outstanding common stock at any whole number ratio between, and inclusive of, one-for-two and one-for-ten, to be used only for the purpose of up-listing to NASDAQ or NYSE (the “Reverse Stock Split”). Approval of this Proposal Number 4 would grant Liberated Syndication’s Board the authority, without further action by the stockholders, to carry out the Reverse Stock Split, at any time within eighteen months after the date stockholder approval for the Reverse Stock Split is obtained from the stockholders, with the exact exchange ratio and timing of the Reverse Stock Split (if at all) to be determined at Liberated Syndication’s Board’s discretion. The Board’s decision whether or not (and when) to effect a Reverse Stock Split (and at what whole number ratio to effect the Reverse Stock Split) will be based on a number of factors, including market conditions, existing and anticipated trading prices for our common stock and the continued listing requirements of the NASDAQ Capital Market.

As explained below, we are asking our stockholders to approve this Proposal Number 4 because we believe a Reverse Stock Split would result in a higher price per share for Liberated Syndications outstanding shares of our common stock, which should enable us to become listed on NASDAQ and allow the Company to meet the initial listing standards of the NASDAQ Capital Market.

What to Expect from a Reverse Stock Split

If approved by libsyn’s stockholders, the Reverse Stock Split would be implemented simultaneously for all of libsyn’s outstanding common stock and would affect all libsyn’s stockholders uniformly and would not affect any stockholder’s percentage ownership interests in libsyn, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share, because fractional shares would be rounded down to the nearest whole share.

Reasons for the Reverse Stock Split

The Board of Directors of Liberated Syndication approved the proposal authorizing the reverse stock split because it believes that a reverse stock split will allow the company to satisfy the initial listing requirements of the NASDAQ Capital Market, and the Board of Directors of Liberated Syndication also believes that the increased market price of Liberated Syndication common stock expected to result from the implementation of a reverse stock split may improve the marketability and liquidity of Liberated Syndication’s common stock.

NASDAQ Requirements for Listing on the NASDAQ Capital Market

Liberated Syndication common stock is currently quoted on the OTCQB Markets. The initial listing standards of the NASDAQ Capital Market require, among other things, a $4.00 per share minimum bid price. As of the date of the mailing of this proxy statement, Liberated Syndication does not meet the initial listing application requirements for the NASDAQ Capital Market.

The Board of Directors of Liberated Syndication expects that a reverse stock split of Liberated Syndication’s common stock will increase the market price of Liberated Syndication’s common stock so that the company is able to achieve the initial listing requirements for the NASDAQ Capital Market and thereafter maintain compliance with the NASDAQ minimum bid price listing standard of $1.00 per share. In determining the exact ratio for the reverse stock split, Liberated Syndication intends to use a ratio from within the range of one-for-two to one-for-ten that would result in a per share price of greater than $4.00 per share following the reverse stock split. Notwithstanding the foregoing, there can be no assurance that the market price per share following the reverse stock split will remain in excess of the minimum bid price for a sustained period of time. In addition, there can be no assurance that the Liberated Syndication’s common stock will not be delisted due to a failure to meet other continued listing requirements even if the market price per share of Liberated Syndication’s common stock on a post-reverse-stock-split basis remains in excess of the minimum bid requirement.

Additionally, the Board of Directors of Liberated Syndication believes that a listing on the NASDAQ Capital Market for the shares of common stock of the Company may provide a broader market for the common stock of the Company and facilitate the use of the common stock of the Company in financing and other transactions.

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Effects of the Reverse Stock Split

Following the effective date of the reverse stock split, each Liberated Syndication stockholder will own a reduced number of shares of Liberated Syndication common stock. The reverse stock split will affect all of the Liberated Syndication stockholders uniformly and will not, in and of itself, affect any Liberated Syndication stockholder’s percentage ownership interests in Liberated Syndication, except to the extent that the reverse stock split results in any of the Liberated Syndication stockholders owning a fractional share. Voting rights and other rights and preferences of the Liberated Syndication stockholders will not be affected by the reverse stock split, in and of itself, except to the extent that the reverse stock split results in any of the Liberated Syndication stockholders owning a fractional share. For example, a holder of 2% of the voting power of the outstanding shares of Liberated Syndication common stock immediately prior to the reverse stock split will continue to hold 2% of the voting power of the outstanding shares of Liberated Syndication common stock immediately following the reverse stock split. The number of Liberated Syndication stockholders of record will not be affected by the reverse stock split.

The amendment to the Liberated Syndication articles of incorporation to effect the reverse stock split, in and of itself, will not change the number of authorized shares of Liberated Syndication common stock. As a result, one of the effects of the reverse stock split will be to effectively increase the proportion of authorized shares of Liberated Syndication common stock which are unissued relative to those which are issued. This could result in Liberated Syndication having the ability to issue more shares without further stockholder approval. Liberated Syndication does not have any current plan, commitment, arrangement, understanding, or agreement, written or oral, to issue shares of Liberated Syndication common stock, other than in connection with any grants under the 2018 Omnibus Equity Incentive Plan.

The reverse stock split will reduce the number of shares of Liberated Syndication common stock available for issuance under Liberated Syndication’s equity incentive plan in proportion to the reverse stock split ratio selected within the range set forth in this proposal. Under the terms of the Liberated Syndication 2018 Omnibus Equity Incentive Plan, the reverse stock split will effect a reduction in the number of shares of Liberated Syndication common stock issuable upon exercise of such outstanding awards in proportion to the reverse stock split ratio and will effect a proportionate increase in the exercise price of such outstanding awards. In connection with the reverse stock split, the number of shares of Liberated Syndication common stock issuable upon exercise of outstanding Liberated Syndication stock grants will be rounded down to the nearest whole share and no cash payment will be made in lieu of any fractional shares of Liberated Syndication common stock that would otherwise be issuable pursuant to such awards. The reverse stock split will not in and of itself change the value of a Liberated Syndication awards.

Liberated Syndication common stock is currently registered under Section 12(b) of the Exchange Act, and Liberated Syndication is subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of Liberated Syndication common stock under the Exchange Act. If the reverse stock split is implemented, and the company’s initial listing application with the NASDAQ Capital Market is approved, Liberated Syndication common stock will be reported on the NASDAQ Capital Market under the symbol “LSYN”.

The following table provides estimates of the number of shares of Liberated Syndication common stock authorized, issued and outstanding, reserved for issuance, and authorized but neither issued nor reserved for issuance at the following times:

●
prior to the reverse stock split;
●
giving effect to a one-for-two reverse stock split; and
●
giving effect to a one-for-ten reverse stock split.

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	Shares Authorized	Shares Issued and Outstanding(1)	Shares Reserved for Issuance(1)	Number of Shares Authorized but Neither Issued nor Reserved for Issuance (1)
Prior to the reverse stock split	200,000,000	29,776,974	3,000,000	167,223,026
Giving effect to a one-for-two reverse stock split	200,000,000	14,888,487	1,500,000	183,611,487
Giving effect to a one-for-ten] reverse stock split	200,000,000	2,977,697	300,000	196,722,303
(1) These estimates are based upon the number of shares of Liberated Syndication common stock issued and outstanding as of June 30, 2018.

As of July 15, 2018, the last practicable date before the printing of this proxy statement, 29,776,974 shares of Liberated Syndication common stock were outstanding calculated on a fully diluted basis. After the effect of the reverse stock split, assuming it had been completed as of July 15, 2018, assuming a reverse stock split ratio of one-for-four, each share of Liberated common stock would have been exchanged for 7,444,243 shares of Liberated Syndication common stock.

Effective Date

The reverse stock split will become effective on the date of filing of the articles of amendment to the Liberated Syndication articles of incorporation with the office of the Secretary of the State of Nevada. Except as explained below with respect to fractional shares, on the effective date of the reverse stock split, shares of Liberated Syndication common stock issued and outstanding immediately prior to such effective date will be converted, automatically and without any action on the part of the Liberated Syndication stockholders.

No Payment for Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Liberated Syndication stockholders of record who otherwise would be entitled to receive fractional shares, will experience a rounding down of their fractional share to the nearest whole share.

Exchange of Stock Certificates

As soon as practicable following the effective date of the reverse stock split, Liberated Syndication stockholders will be notified that the reverse stock split has been effected. Liberated Syndication’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-reverse stock split shares will be asked to surrender to the exchange agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the exchange agent. No new certificates will be issued to a Liberated Syndication stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal to the exchange agent. Liberated Syndication stockholders should not destroy any Liberated Syndication stock certificates and should not submit any such certificates until requested to do so.

Accounting Consequences

The par value per share of Liberated Syndication common stock will remain unchanged at $0.001 per share following the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on Liberated Syndication’s balance sheet attributable to Liberated Syndication common stock will be reduced proportionally, based on the reverse stock split ratio, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of Liberated Syndication common stock outstanding. Liberated Syndication does not anticipate that any other accounting consequences will arise as a result of the reverse stock split.

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Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes the anticipated material U.S. federal income tax consequences of the reverse stock split. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations, and current administrative rulings and court decisions, all of which are subject to change and to differing interpretations, possibly with retroactive effect. Any such change could alter the tax consequences to Liberated Syndication or the Liberated Syndication stockholders, as described in this summary. This summary is not binding on the IRS, and there can be no assurance that the IRS (or a court, in the event of an IRS challenge) will agree with the conclusions stated herein. No ruling has been or will be requested from the IRS in connection with the reverse stock split.

This discussion is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences of the reverse stock split. In addition, the discussion set forth below does not address any U.S. federal non-income tax or any state, local or foreign tax consequences of the reverse stock split and does not address the tax consequences of any fractional shares or any transaction other than the reverse stock split. Moreover, this discussion does not address U.S. federal income tax consequences of the reverse stock split that may vary with individual circumstances or that are relevant to Liberated Syndication stockholders that are subject to particular rules, including, without limitation, persons whose functional currency is not the U.S. dollar; persons holding Liberated Syndication common stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment; persons who are not U.S. Holders (as defined below); persons holding Liberated Syndication common stock through non-U.S. brokers or other non-U.S. intermediaries; banks, insurance companies, and other financial institutions; real estate investment trusts or regulated investment companies; brokers, dealers, or traders in securities; partnerships or other entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes (and investors therein); tax-exempt or governmental entities or organizations; persons deemed to sell Liberated Syndication common stock under the constructive sale provisions of the Code; persons who hold or receive Liberated Syndication common stock pursuant to the exercise of any employee stock options or otherwise as compensation; persons who hold their Liberated Syndication common stock other than as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment); and individual retirement accounts or other tax-deferred accounts or tax-qualified retirement plans.

This discussion is limited to holders of Liberated Syndication common stock that are U.S. Holders. For the purposes of this discussion, a “U.S. Holder” is a beneficial owner of Liberated Syndication common stock that, for U.S. federal income tax purposes, is or is treated as:

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an individual who is a citizen or resident of the United States, including without limitation an alien individual who is a lawful permanent resident of the United States or who meets the “substantial presence” test under Section 7701(b) of the Code;
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a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized (or treated as created or organized) under the laws of the United States, any state thereof, or the District of Columbia;
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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
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a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

 If an entity treated as a partnership for U.S. federal income tax purposes holds Liberated Syndication common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level.

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The Reverse Stock Split is expected to qualify as a “recapitalization” within the meaning of Section 368(a) of the Code. Assuming the reverse stock split so qualifies, the following consequences will result:

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no gain or loss will be recognized by Liberated Syndication as a result of the reverse stock split;
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a Liberated Syndication stockholder generally will recognize no gain or loss upon the receipt (or exchange) of Liberated Syndication common stock in the reverse stock split;
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a Liberated Syndication stockholder’s aggregate tax basis in the post-reverse stock split shares of Liberated Syndication common stock received (or deemed received) in the reverse stock split will be equal to the aggregate tax basis of the pre-reverse stock split shares of Liberated Syndication common stock exchanged (or deemed exchanged) therefor; and
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a Liberated Syndication stockholder’s holding period of the post-reverse stock split shares of Liberated Syndication common stock received (or deemed received) in the reverse stock split will include such stockholder’s holding period of the pre-reverse stock split shares exchanged (or deemed exchanged) therefor.

U.S. Holders of Liberated Syndication common stock that acquired their shares on different dates and/or at different prices should consult their tax advisors regarding the proper allocation of the tax basis and holding periods of such shares.

Liberated Syndication stockholders are advised and expected to consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split in light of their personal circumstances and the consequences of the reverse stock split under U.S. federal non-income tax laws and state, local, and foreign tax laws.

No Appraisal Rights

Liberated Syndication stockholders are not entitled to appraisal rights with respect to the proposed amendment to the Liberated Syndication articles of incorporation to effect the reverse stock split and Liberated Syndication will not independently provide the Liberated Syndication stockholders with any such rights.

Your Board of Directors unanimously recommends a vote FOR ratification of the approval of the reverse stock split.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID US IN AVOIDING THE EXPENSE OF ADDITIONAL PROXY SOLICITATIONS. GIVING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE MEETING OR YOUR RIGHT TO RESUBMIT LATER DATED PROXY CARDS.

Liberated Syndication Inc. By Order of the Board of Directors, /s/ Christopher J. Spencer Christopher J. Spencer Chief Executive Officer

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Annex A

LIBERATED SYNDICATION INC.

2018 OMNIBUS EQUITY INCENTIVE PLAN

LIBERATED SYNDICATION INC.
2018 OMNIBUS EQUITY INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of this Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan (the “Plan”) is to benefit Liberated Syndication Inc., a Nevada corporation (the “Company”) and its stockholders, by assisting the Company and its subsidiaries to attract, retain and provide incentives to employees, directors, and consultants of the Company and its Affiliates, and to align the interests of such service providers with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Non-qualified Stock Options, Incentive Stock Options, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Stock Awards, Performance Unit Awards, Unrestricted Stock Awards, or any combination of the foregoing.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

2.1 “Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code or other entity in which the Company has a controlling interest in such entity or another entity which is part of a chain of entities in which the Company or each entity has a controlling interest in another entity in the unbroken chain of entities ending with the applicable entity.

2.2 “Award” shall mean, individually or collectively, any Option, Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, Performance Unit Award, or Unrestricted Stock Award.

2.3 “Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, as amended.

2.4 “Board” shall mean the Board of Directors of the Company.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

2.5 “Cause” shall mean (i) if the Holder is a party to an employment or service agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term), “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

2.6 “Change of Control” shall mean: (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term), “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a) Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b) The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Shares immediately prior to the Business Combination have substantially the same proportionate ownership of the common stock or ordinary shares, as applicable, of the surviving corporation immediately after the Business Combination as immediately before;

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

(c) The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d) The approval by the holders of shares of a plan of complete liquidation of the Company, other than a merger of the Company into any subsidiary or a liquidation as a result of which persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock or ordinary shares, as applicable, of the surviving corporation immediately after such liquidation as immediately before; or

(e) Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition).

2.7 “Code” shall mean the United States of America Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

2.8 “Committee” shall mean a committee comprised of two (2) or more members of the Board who are selected by the Board as provided in Section 4.1.

2.9  “Company” shall have the meaning given to such term in the introductory paragraph, including any successor thereto.

2.10 “Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

2.11 “Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

2.12  “Effective Date” shall mean May 1, 2018.

2.13 “Employee” shall mean any employee, including any officer, of the Company or an Affiliate.

2.14 “Exchange Act” shall mean the United States of America Securities Exchange Act of 1934, as amended.

2.15 “Fair Market Value” shall mean, as of any specified date, the closing sales price of the Shares for such date (or, in the event that the Shares are not traded on such date, on the immediately preceding trading date) on the NASDAQ Stock Market (“NASDAQ”), as reported by NASDAQ, or such other domestic or foreign national securities exchange, including OTC Markets (OTCQB, OTCQX), on which the Shares may be listed. If the Shares are not listed on NASDAQ or on a national securities exchange, but are quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Shares shall be the mean of the highest bid and lowest asked prices per Share for such date. If the Shares are not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Shares shall be determined by the Board in good faith by any fair and reasonable means consistent with the requirements of applicable law.

2.16 “Family Member” of an individual shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

2.17 “Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, who has acquired such Award in accordance with the terms of the Plan, as applicable.

2.18  “Incentive Stock Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” and conforms to the applicable provisions of Section 422 of the Code.

2.19 “Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

2.20 “Non-qualified Stock Option” shall mean an Option which is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.21 “Option” shall mean an Award granted under Article VII of the Plan of an option to purchase Shares and shall include both Incentive Stock Options and Non-qualified Stock Options.

2.22 “Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

2.23 “Performance Criteria” shall mean the criteria selected by the Committee for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

2.24 “Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria, which may be related to the performance of the Holder, the Company or an Affiliate.

2.25 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of the Performance Goals shall be measured for purposes of determining a Holder’s right to, and the payment of, a Performance Stock Award or a Performance Unit Award.

2.26 “Performance Stock Award” or “Performance Stock” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined Performance Goals, Shares are paid to the Holder.

2.27 “Performance Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Stock Award.

2.28 “Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

2.29 “Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined Performance Goals, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.30 “Performance Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

2.31 “Plan” shall mean this Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

2.32 “Restricted Stock Award” and “Restricted Stock” shall mean an Award granted under Article VIII of the Plan of Shares, the transferability of which by the Holder is subject to Restrictions.

2.33 “Restricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.34 “Restricted Stock Unit Award” and “RSUs” shall refer to an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

2.35 “Restricted Stock Unit Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

2.36  “Restriction Period” shall mean the period of time for which Shares subject to a Restricted Stock Award shall be subject to Restrictions, as set forth in the applicable Restricted Stock Agreement.

2.37 “Restrictions” shall mean the forfeiture, transfer and/or other restrictions applicable to Shares awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Stock Award and set forth in a Restricted Stock Agreement.

2.38 “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

2.39 “Shares” or “Stock” shall mean the common stock of the Company, par value $0.001 per share.

2.40 “Ten Percent Stockholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

2.41 “Termination of Service” shall mean a termination of a Holder’s employment with, or status as a Director or Consultant of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death, except as provided in Section 6.4. In the event Termination of Service shall constitute a payment event with respect to any Award subject to Code Section 409A, Termination of Service shall only be deemed to occur upon a “separation from service” as such term is defined under Code Section 409A and applicable authorities.

2.42 “Total and Permanent Disability” of an individual shall mean the inability of such individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, within the meaning of Section 22(e)(3) of the Code.

2.43 “Unit” shall mean a bookkeeping unit, which represents such monetary amount as shall be designated by the Committee in each Performance Unit Agreement, or represents one Share for purposes of each Restricted Stock Unit Award.

2.44 “Unrestricted Stock Award” shall mean an Award granted under Article IX of the Plan of Shares which are not subject to Restrictions.

2.45 “Unrestricted Stock Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Stock Award.

ARTICLE III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date.

ARTICLE IV
ADMINISTRATION

4.1 Composition of Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board. If necessary, in the Board’s discretion, to comply with Rule 16b-3 under the Exchange Act or relevant securities exchange or inter-dealer quotation service, the Committee shall consist solely of two (2) or more Directors who are each (i) “non-employee directors” within the meaning of Rule 16b-3 and (ii) “independent” for purposes of any applicable listing requirements. If a member of the Committee shall be eligible to receive an Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Award.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

4.2 Powers. Subject to the other provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to (i) determining which Employees, Directors or Consultants shall receive an Award, (ii) the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), (iii) what type of Award shall be granted, (iv) the term of an Award, (v) the date or dates on which an Award vests, (vi) the form of any payment to be made pursuant to an Award, (vii) the terms and conditions of an Award (including the forfeiture of the Award, and/or any financial gain, if the Holder of the Award violates any applicable restrictive covenant thereof), (viii) the Restrictions under a Restricted Stock Award, (ix) the number of Shares which may be issued under an Award, (x) Performance Goals applicable to any Award and certification of the achievement of such goals, and (xi) the waiver of any Restrictions or Performance Goals, subject in all cases to compliance with applicable laws. In making such determinations the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee in its discretion may deem relevant.

4.3 Additional Powers. The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, to determine the terms, restrictions and provisions of each Award and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent the Committee shall deem necessary, appropriate or expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

4.4 Committee Action. Subject to compliance with all applicable laws, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting. No member of the Committee shall have any liability for any good faith action, inaction or determination in connection with the Plan.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

ARTICLE V
SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON

5.1 Authorized Shares and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XIII, the aggregate number of Shares that may be issued under the Plan shall not exceed 3,000,000 Shares. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Shares subject to such Award shall again be available for the grant of a new Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of Shares that may be subject to Awards of Options under Article VII granted to any one person during any calendar year, shall be Three Hundred Thousand (300,000) Shares (subject to adjustment in the same manner as provided in Article XIII with respect to Shares subject to Awards then outstanding).

5.2 Types of Shares. The Shares to be issued pursuant to the grant or exercise of an Award may consist of authorized but unissued Shares, Shares purchased on the open market or Shares previously issued and outstanding and reacquired by the Company.

ARTICLE VI
ELIGIBILITY AND TERMINATION OF SERVICE

6.1 Eligibility. Awards made under the Plan may be granted solely to individuals or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-qualified Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, an Unrestricted Stock Award, a Performance Stock Award, a Performance Unit Award, or any combination thereof, and solely for Employees, an Incentive Stock Option.

6.2 Termination of Service. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.3 or 6.4, the following terms and conditions shall apply with respect to a Holder’s Termination of Service with the Company or an Affiliate, as applicable:

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

(a) The Holder’s rights, if any, to exercise any then exercisable Options shall terminate:

(i) If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such Termination of Service;

(ii) If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such Termination of Service; or

(iii) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Options. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for a different time period in the Award Agreement, or may extend the time period, following a Termination of Service, during which the Holder has the right to exercise any vested Non-qualified Stock Option, which time period may not extend beyond the expiration date of the Award term.

(b) In the event of a Holder’s Termination of Service for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Stock Award and/or Restricted Stock Unit Award, such Restricted Stock and/or RSUs shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock and/or RSUs. Notwithstanding the immediately preceding sentence, the Committee, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such Termination of Service that all or a portion of any such Holder’s Restricted Stock and/or RSUs shall not be so canceled and forfeited.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

6.3 Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.2, provided, however, that any such Award which is intended to be an Incentive Stock Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-qualified Stock Option. Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

6.4 Termination of Service for Cause. Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, in the event of a Holder’s Termination of Service for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such Termination of Service.

ARTICLE VII
OPTIONS

7.1 Option Period. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

7.2 Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

7.3 Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Stock Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Stock Options that exceeds such threshold shall be treated as Non-qualified Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Stock Options when granted to the Holder, will not constitute Incentive Stock Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an Employee if, at the time the Incentive Stock Option is granted, such Employee is a Ten Percent Stockholder, unless (i) at the time such Incentive Stock Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to the Incentive Stock Option, and (ii) such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option shall be granted more than ten (10) years from the earlier of the Effective Date or date on which the Plan is approved by the Company’s stockholders. The designation by the Committee of an Option as an Incentive Stock Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

7.4 Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the other provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Stock Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of Shares (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, and 6.4, as applicable, specify the effect of Termination of Service on the exercisability of the Option. Moreover, without limiting the generality of the foregoing, a Non-qualified Stock Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by (a) establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of Shares to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the Shares from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or (b) reducing the number of Shares to be issued upon exercise of the Option by the number of such Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise. An Option Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to, upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made upon a Change of Control resulting from the operation of the Plan or of such Option Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

7.5 Option Price and Payment. The price at which an Share may be purchased upon exercise of an Option shall be determined by the Committee; provided, however, that such Option price (i) shall not be less than the Fair Market Value of an Share on the date such Option is granted (or 110% of Fair Market Value for an Incentive Stock Option held by Ten Percent Stockholder, as provided in Section 7.3), and (ii) shall be subject to adjustment as provided in Article XIII. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The Option price for the Option or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of Shares otherwise issuable in connection with the exercise of the Option. Separate share certificates shall be issued by the Company for those Shares acquired pursuant to the exercise of an Incentive Stock Option and for those Shares acquired pursuant to the exercise of a Non-qualified Stock Option.

7.6 Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such Shares as have been purchased under the Option and for which share certificates have been registered in the Holder’s name.

7.7 Options and Rights in Substitution for Stock or Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by entities who become Employees, Directors or Consultants as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate.

ARTICLE VIII
RESTRICTED STOCK AWARDS

8.1 Award. A Restricted Stock Award shall constitute an Award of Shares to the Holder as of the date of the Award which are subject to a “substantial risk of forfeiture” as defined under Section 83 of the Code during the specified Restriction Period. At the time a Restricted Stock Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Section 8.2.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

8.2 Terms and Conditions. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Company shall cause the Shares to be issued in the name of Holder, either by book-entry registration or issuance of one or more stock certificates evidencing the Shares, which Shares or certificates shall be held by the Company or the stock transfer agent or brokerage service selected by the Company to provide services for the Plan. The Shares shall be restricted from transfer and shall be subject to an appropriate stop-transfer order, and if any certificate is issued, such certificate shall bear an appropriate legend referring to the restrictions applicable to the Shares. After any Shares vest, the Company shall deliver the vested Shares, in book-entry or certificated form in the Company’s sole discretion, registered in the name of Holder or his or her legal representatives, beneficiaries or heirs, as the case may be, less any Shares withheld to pay withholding taxes. If provided for under the Restricted Stock Agreement, the Holder shall have the right to vote Shares subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Shares during the Restriction Period. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include provisions relating to: (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements and requiring additional “gross-up” payments to Holders to meet any excise taxes or other additional income tax liability imposed as a result of a payment made in connection with a Change of Control resulting from the operation of the Plan or of such Restricted Stock Agreement) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical. All Shares delivered to a Holder as part of a Restricted Stock Award shall be delivered and reported by the Company or the Affiliate, as applicable, to the Holder at the time of vesting.

8.3 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to a Restricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

ARTICLE IX
UNRESTRICTED STOCK AWARDS

9.1 Award. Shares may be awarded (or sold) to Employees, Directors or Consultants under the Plan which are not subject to Restrictions of any kind, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

9.2 Terms and Conditions.  At the time any Award is made under this Article IX, the Company and the Holder shall enter into an Unrestricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

9.3 Payment for Unrestricted Stock. The Committee shall determine the amount and form of any payment from a Holder for Shares received pursuant to an Unrestricted Stock Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Shares received pursuant to an Unrestricted Stock Award, except to the extent otherwise required by law.

ARTICLE X
RESTRICTED STOCK UNIT AWARDS

10.1 Award. A Restricted Stock Unit Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Restriction Period. At the time a Restricted Stock Unit Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Stock Unit Award may have a different Restriction Period, in the discretion of the Committee. A Restricted Stock Unit shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares prior to the time the Holder shall receive a distribution of Shares pursuant to Section 10.3.

10.2 Terms and Conditions. At the time any Award is made under this Article X, the Company and the Holder shall enter into a Restricted Stock Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Restricted Stock Unit Agreement shall set forth the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to distribution pursuant to Section 10.3 and the number of Units awarded to the Holder. Such conditions shall be sufficient to constitute a “substantial risk of forfeiture” as such term is defined under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit Awards in the Restricted Stock Unit Agreement, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Stock Unit Agreements need not be identical.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

10.3 Distributions of Shares. The Holder of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of an Share, or one Share, as determined in the sole discretion of the Committee and as set forth in the Restricted Stock Unit Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit Award, if the Holder satisfies the applicable vesting requirement. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested (i.e., no longer subject to a “substantial risk of forfeiture”).

ARTICLE XI
PERFORMANCE UNIT AWARDS

11.1 Award. A Performance Unit Award shall constitute an Award under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) Performance Goals based on selected Performance Criteria, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder. At the time a Performance Unit Award is made, the Committee shall establish the Performance Period and applicable Performance Goals. Each Performance Unit Award may have different Performance Goals, in the discretion of the Committee. A Performance Unit Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares.

11.2 Terms and Conditions. At the time any Award is made under this Article XI, the Company and the Holder shall enter into a Performance Unit Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Unit Agreement the Performance Period, Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.3, the number of Units awarded to the Holder and the dollar value or formula assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of Termination of Service prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Agreements need not be identical.

11.3 Payments. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Agreement) the Performance Goals set forth in such Performance Unit Agreement. All payments shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

ARTICLE XII
PERFORMANCE STOCK AWARDS

12.1 Award. A Performance Stock Award shall constitute a promise to grant Shares (or cash equal to the Fair Market Value of Shares) to the Holder at the end of a specified Performance Period subject to achievement of specified Performance Goals. At the time a Performance Stock Award is made, the Committee shall establish the Performance Period and applicable Performance Goals based on selected Performance Criteria. Each Performance Stock Award may have different Performance Goals, in the discretion of the Committee. A Performance Stock Award shall not constitute an equity interest in the Company and shall not entitle the Holder to voting rights, dividends or any other rights associated with ownership of Shares unless and until the Holder shall receive a distribution of Shares pursuant to Section 11.3.

12.2 Terms and Conditions. At the time any Award is made under this Article XII, the Company and the Holder shall enter into a Performance Stock Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Committee shall set forth in the applicable Performance Stock Agreement the Performance Period, selected Performance Criteria and Performance Goals which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of Shares pursuant to such Holder’s Performance Stock Award and the number of Shares subject to such Performance Stock Award. Such distribution shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. If such Performance Goals are achieved, the distribution of Shares (or the payment of cash, as determined in the sole discretion of the Committee), shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Stock Awards, including, but not limited to, rules pertaining to the effect of the Holder’s Termination of Service prior to the expiration of the applicable performance period. The terms and conditions of the respective Performance Stock Agreements need not be identical.

12.3 Distributions of Shares. The Holder of a Performance Stock Award shall be entitled to receive a cash payment equal to the Fair Market Value of a Share, or one Share, as determined in the sole discretion of the Committee, for each Performance Stock Award subject to such Performance Stock Agreement, if the Holder satisfies the applicable vesting requirement. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

ARTICLE XIII
RECAPITALIZATION OR REORGANIZATION

13.1 Adjustments to Shares. The shares with respect to which Awards may be granted under the Plan are Shares as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of Shares underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of the Shares or the payment of an Share dividend on Shares without receipt of consideration by the Company, the number of Shares with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding Shares, shall be proportionately increased, and the purchase price per Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Shares, shall be proportionately reduced, and the purchase price per Share shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XIII, any adjustment made with respect to an Award (x) which is an Incentive Stock Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-qualified Stock Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-qualified Stock Option granted under the Plan to become subject to Section 409A of the Code.

13.2 Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of Shares then covered by such Award, the number and class of shares and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of Shares then covered by such Award.

13.3 Other Events.In the event of changes to the outstanding Shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin-off, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XIII, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board in its discretion in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of Shares or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 13.1, 13.2 or this Section 13.3, the aggregate number of Shares available under the Plan pursuant to Section 5.1 may be appropriately adjusted by the Board, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Holder or a person who has an outstanding Award.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

13.5 Change of Control. The Committee may, in its sole discretion, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control, cause any Award either (i) to be canceled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per Share in the Change of Control over the per Share exercise, base or purchase price of such Award, which may be paid immediately or over the vesting schedule of the Award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following such Change of Control; (iii) accelerate any time periods, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an Award so that any Award to a Holder whose employment has been terminated as a result of a Change of Control may be vested, exercised, paid or distributed in full on or before a date fixed by the Committee; (iv) to be purchased from a Holder whose employment has been terminated as a result of a Change of Control, upon the Holder’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such Award been currently exercisable or payable; or (v) terminate any then outstanding Award or make any other adjustment to the Awards then outstanding as the Committee deems necessary or appropriate to reflect such transaction or change. The number of Shares subject to any Award shall be rounded to the nearest whole number.

13.6 Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Shares or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

13.7 No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of Shares subject to Awards theretofore granted or the purchase price per Share, if applicable.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

ARTICLE XIV
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XIV, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date). The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of stockholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XIII, materially increase the number of Shares subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend this Article XIV. In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to exempt the Plan or any Award from Section 409A of the Code).

ARTICLE XV
MISCELLANEOUS

15.1 No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

15.2 No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

15.3 Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or Shares issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code. No fractional Shares shall be delivered, nor shall any cash in lieu of fractional Shares be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of Shares, no Shares shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Shares (including Shares issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

15.4 No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

15.5 Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) where permitted under applicable tax rules, by gift to any Family Member of the Holder, subject to compliance with applicable laws. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 15.3 hereof.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

15.6 Beneficiary Designations. Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

15.7 Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

15.8 Clawback Policy. Notwithstanding any contained herein or in any incentive “performance based” Awards under the Plan shall be subject to reduction, forfeiture or repayment by reason of a correction or restatement of the Company’s financial information if and to the extent such reduction or repayment is required by any applicable law.

15.9 Section 409A. Notwithstanding any other provision of the Plan, the Committee shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code unless such Award shall be structured to be exempt from or comply with all requirements of Code Section 409A. The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (or to be exempt therefrom) and shall be so interpreted and construed and no amount shall be paid or distributed from the Plan unless and until such payment complies with all requirements of Code Section 409A. It is the intent of the Company that the provisions of this Agreement and all other plans and programs sponsored by the Company be interpreted to comply in all respects with Code Section 409A, however, the Company shall have no liability to the Holder, or any successor or beneficiary thereof, in the event taxes, penalties or excise taxes may ultimately be determined to be applicable to any payment or benefit received by the Holder or any successor or beneficiary thereof.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

15.10 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

15.11 Other Benefit Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

15.12 Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

15.13 Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Nevada, without regard to principles of conflicts of law.

15.14 Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

Liberated Syndication Inc. 2018 Omnibus Equity Incentive Plan

15.15 No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award. Prior to receipt of Shares or a cash distribution pursuant to the terms of an Award, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Holder shall have no greater claim to the Shares underlying such Award or any other assets of the Company or Affiliate than any other unsecured general creditor.

15.16 Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

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